SCHEDULE 14A

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

OGE ENERGY CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee paid previously with preliminary materials

[ ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

OGE ENERGY CORP.
P.O. BOX 321
OKLAHOMA CITY, OK 73101-0321
ATTN:Casey Strange

Your **Vote** Counts!

OGE ENERGY CORP.

2026 Annual Meeting

Vote by May 13, 2026
11:59 PM ET

You invested in OGE ENERGY CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 14, 2026.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 14, 2026
10:00 AM CDT

via internet
www.virtualshareholdermeeting.com/OGE2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Frank A. Bozich	For
1b.	Peter D. Clarke	For
1c.	Lyle G. Ganske	For
1d.	Cathy R. Gates	For
1e.	David L. Hauser	For
1f.	Luther C. Kissam, IV	For
1g.	David E. Rainbolt	For
1h.	Sheila G. Talton	For
1i.	Sean Trauschke	For
2.	Ratification of the appointment of Ernst & Young LLP as the Company's principal independent accountants for 2026.	For
3.	Advisory Vote to Approve Named Executive Officer Compensation.	For
4.	Shareholder Proposal Regarding Simple Majority Vote.	Against

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

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